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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)          June 3, 2004
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                          Crowley Maritime Corporation
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             (Exact name of registrant as specified in its charter)


          Delaware                    000-49717                 94-3148464
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(State or other jurisdiction       (Commission File           (IRS Employer
      of incorporation)                Number)              Identification No.)


155 Grand Avenue, Oakland, California                                    94612
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code        (510) 251-7500
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                                  Inapplicable
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          (Former name or former address if changed since last report)
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Item 9.  Regulation FD Disclosure.

     The following information is being furnished pursuant to Item 9 of Form 8-K and Regulation FD:

     On June 3, 2004, the registrant entered into a contract with V.T. Halter Marine Inc. ("Halter") for the construction of two articulated tug barge units. Each of the units will be capable of carrying 180,000 barrels of refined product. The cost of constructing the two vessels is expected to approximate an aggregate of $85 million (including the cost of owner furnished equipment) and the registrant has been given an option to purchase two additional units from Halter. The first unit is expected to be delivered in approximately 21 months and the second unit is expected to be delivered in approximately 26 months. Upon their delivery, the registrant intends to employ these units in the United States coastwise trade.

     The foregoing disclosure contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are subject to meaningful risks and uncertainties, including the material factors that are disclosed from time to time in the registrant's public filings with the United States Securities and Exchange Commission, such as its reports on Forms 8-K, 10-Q and 10-K. These statements are based on current expectations and assumptions which management believes are reasonable and on information currently available to management. All such forward-looking statements are current only as of the date on which such statements were made. The registrant does not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made or to reflect the occurrence of unanticipated events.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          CROWLEY MARITIME CORPORATION


                                         By: /s/ Richard L. Swinton
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                                         Richard L. Swinton, Vice President, Tax
                                         & Audit

Dated: June 11, 2004